SCUDDER
                                                                     INVESTMENTS



Supplement to the currently effective Statement of Additional Information for:

Scudder PreservationPlus Income Fund

Effective June 1, 2005, Scudder PreservationPlus Income Fund will change its name to Scudder Limited-Duration Plus Fund. On November 17, 2004 Scudder PreservationPlus Income Fund changed its investment strategy from a stable value fund to a short-term bond fund. The Board considered the Fund's current objective and determined that the name change from Scudder PreservationPlus Income Fund to Scudder Limited-Duration Plus Fund would better reflect the Fund's current investment objective and strategy: seeking high income while attempting to maintain a high degree of stability of shareholders' capital and seeking to maintain an average portfolio duration of no longer than three years.


               Please Retain This Supplement for Future Reference














June 1, 2005